SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

               Pursuant to Section 13 or Section 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): April 16, 2001
                                                        --------------



                         E.W. BLANCH HOLDINGS, INC.
            ---------------------------------------------------
           (Exact name of Registrant as specified in its charter)



                                  Delaware
                 ------------------------------------------
               (State or other jurisdiction of incorporation)



                  1-11794                           41-1741779
         ----------------------------  -------------------------------------
           (Commission File Number)      (IRS Employer Identification No.)


                 500 N. Akard, Suite 4500, Dallas, TX 75201
                 ------------------------------------------
        (Address of principal executive offices, including zip code)


     Registrant's telephone number, including area code: (214) 756-7000
                                                         --------------


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Item 5.  Other Events.
         ------------

     On April 15, 2001, the registrant entered into an Agreement and Plan of Merger with Benfield Greig Group PLC and Barrel Acquisition Corporation. Such agreement is filed herewith as Exhibit 10.1.

     On April 16, 2001, the registrant and Benfield Greig Group PLC issued a joint press release regarding such agreement. Such release is filed herewith as Exhibit 99.1.

     On April 16, 2001, the registrant sent a letter to its employees regarding such agreement. Such letter is filed herewith as Exhibit 99.2.

     On April 16, 2001, the registrant sent a letter to its customers regarding such agreement. A form of such letter is filed herewith as
Exhibit 99.3.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits.

10.1 Agreement and Plan of Merger, dated as of April 15, 2001, among Benfield Greig Group PLC, Barrel Acquisition Corporation and E.W. Blanch Holdings, Inc.
99.1   Press Release, dated April 16, 2001
99.2   Letter to employees, dated April 16, 2001

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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    E.W. Blanch Holdings, Inc.


Date: April 16, 2001                By:  /s/ Daniel O'Keefe
                                        -----------------------------------
                                          Daniel O'Keefe
                                          Executive Vice President, General
                                             Counsel and Secretary

                               Exhibit Index


10.1 Agreement and Plan of Merger, dated as of April 15, 2001, among Benfield Greig Group PLC, Barrel Acquisition Corporation and E.W. Blanch Holdings, Inc.
99.1   Press Release, dated April 16, 2001
99.2   Letter to employees, dated April 16, 2001